EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Quarterly Report of Werner Enterprises, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2021 (the “Report”), filed with the Securities and Exchange Commission, I, Derek J. Leathers, Vice Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 6, 2021	/s/ Derek J. Leathers
Derek J. Leathers
Vice Chairman, President and Chief Executive Officer